UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2006

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10889 Wilshire Boulevard Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:

(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[     ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On October 12, 2006, the Board of Directors of Occidental Petroleum Corporation made several changes to Occidental’s deferral programs. Effective January 1, 2007, there will be no further contributions to the 2005 Deferred Stock Program (the “2005 Stock Program”), except for those currently pending for outstanding stock awards. Outstanding restricted share unit awards and performance-based stock awards that provide for deferral upon vesting were amended to reflect the revised 2005 Stock Program. In addition, the Board of Directors approved the adoption of amendments to the grandfathered Deferred Compensation Plan to, among other things split it into Deferred Compensation Plans 1 and 2, amendments to the Occidental 2005 Deferred Compensation Plan (the “2005 DC Plan”) and the merger of Deferred Compensation Plan 2 with the 2005 DC Plan to form the Modified Deferred Compensation Plan effective as of January 1, 2007. The full texts of Amendment No. 3 to the 2005 Stock Program, the amendments to the stock awards, Deferred Compensation Plans 1 and 2, Amendment No. 2 to the 2005 DC Plan and the Modified Deferred Compensation Plan are filed as Exhibits to this Current Report on Form 8-K.

Item 1.02.  Termination of a Material Definitive Agreement

On October 12, 2006, the Board of Directors of Occidental approved termination of the grandfathered Deferred Stock Program. Shares equivalent to the deferred share unit balance in the program, net of shares withheld for taxes, will be distributed to participants, including senior executives, in November 2006. The full text of the termination amendment is filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)
DATE: October 17, 2006	/s/ Jim A. Leonard
Jim A. Leonard, Vice President and Controller (Principal Accounting and Duly Authorized Officer)

EXHIBIT INDEX

10.1	Amendment No. 2 to the Occidental Petroleum Corporation 2005 Deferred Stock Program.
10.2	Global Restricted Stock Unit Amendment to the 2002 Terms and Conditions
10.3	Global Restricted Stock Unit Amendment to the 2003 Terms and Conditions
10.4	Global Restricted Stock Unit Amendment to the 2004 Terms and Conditions
10.5	Global Restricted Stock Unit Amendment to the 2005 Terms and Conditions
10.6	Global Restricted Stock Unit Amendment to the July 2004 Terms and Conditions
10.7	Global Restricted Stock Unit Amendment to the July 2005 Terms and Conditions
10.8	Global Performance-Based Stock Amendment
10.9	Occidental Petroleum Corporation Deferred Compensation Plan 1.
10.10	Occidental Petroleum Corporation Deferred Compensation Plan 2.
10.11	Amendment No. 3 to the Occidental Petroleum Corporation 2005 Deferred Compensation Plan.
10.12	Occidental Petroleum Corporation Modified Deferred Compensation Plan.
10.13	Amendment No. 2 to the Occidental Petroleum Corporation Deferred Stock Program